SCHWAB INVESTMENTS

(the Trust)
Schwab® Tax-Free Bond Fund
Schwab® California Tax-Free Bond Fund
(each, the fund)
Supplement dated June 21, 2022 to the fund’s currently effective Summary Prospectuses,
Statutory Prospectus and Statement of Additional Information (SAI)

This supplement provides new and additional information beyond that contained in the Summary Prospectuses, Statutory Prospectus and SAI and should be read in conjunction with the Summary Prospectuses, Statutory Prospectus and SAI.
At a meeting held on June 8, 2022, the Board of Trustees of the Trust approved (i) reductions of the funds management fees and a new expense limitation and (ii) reductions of the shareholder servicing fees. These changes, which are summarized below, will be effective on July 1, 2022.
1.
For the Schwab Tax-Free Bond Fund:

Summary Prospectus and Statutory Prospectus – Under the “Fund Fees and Expenses” section: The “Shareholder Fees,” “Annual Fund Operating Expenses” and “Expenses on a $10,000 Investment” tables are deleted and replaced in their entirety with the following:
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)1
Management fees	0.22
Distribution (12b-1) fees	None
Other expenses2	0.19
Total annual fund operating expenses	0.41
Less expense reduction	(0.03)
Total annual fund operating expenses after expense reduction3	0.38

(1)
The information in the table has been restated to reflect current fees and expenses.

(2)
“Other expenses” are based on estimated amounts for the current fiscal year.

(3)
The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.38% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.

Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$39	$122	$213	$480
2.
For the Schwab California Tax-Free Bond Fund:

Summary Prospectus and Statutory Prospectus – Under the “Fund Fees and Expenses” section: The “Shareholder Fees,” “Annual Fund Operating Expenses” and “Expenses on a $10,000 Investment” tables are deleted and replaced in their entirety with the following:
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)1
Management fees	0.22
Distribution (12b-1) fees	None
Other expenses2	0.19
Total annual fund operating expenses	0.41
Less expense reduction	(0.03)
Total annual fund operating expenses after expense reduction3	0.38

(1)
The information in the table has been restated to reflect current fees and expenses.

(2)
“Other expenses” are based on estimated amounts for the current fiscal year.

(3)
The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.38% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.

Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$39	$122	$213	$480

3.
For the Schwab Tax-Free Bond Fund and Schwab California Tax-Free Bond Fund:

Statutory Prospectus – Under the “Additional Policies Affecting Your Investment – Shareholder Servicing Plan” section: The second paragraph is deleted and replaced in its entirety with the following:
Effective July 1, 2022, pursuant to the Plan, shares of each of the Schwab Tax-Free Bond Fund and Schwab California Tax-Free Bond Fund are subject to an annual shareholder servicing fee up to 0.15%. Prior to July 1, 2022 the shareholder servicing fee was up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the funds (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the funds), and, effective July 1, 2022, a fund will pay no more than 0.15% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Prior to July 1, 2022, a fund would pay no more than 0.25% of the average annual daily net asset value of the fund shares owned by shareholders. Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
4.
For the Schwab Tax-Free Bond Fund and Schwab California Tax-Free Bond Fund:

SAI – Under the “Investment Advisory and Other Services – Advisory Agreement” section: The first sentence in the third paragraph is deleted and replaced in its entirety with the following:
Effective July 1, 2022, for its advisory and administrative services to the Schwab Tax-Free Bond Fund and Schwab California Tax-Free Bond Fund, Schwab Asset Management is entitled to receive an annual fee, payable monthly, of 0.22% of each fund’s average daily net assets. For its advisory and administrative services to each fund prior to July 1, 2022, Schwab Asset Management was entitled to receive an annual fee, payable monthly, based on each fund’s average daily net assets as described below. Prior to July 1, 2021, for its advisory and administrative services to the Schwab Opportunistic Municipal Bond Fund, Schwab Asset Management was entitled to receive an annual fee, payable monthly, of 0.50% of the fund’s average daily net assets.
5.
For the Schwab Tax-Free Bond Fund and Schwab California Tax-Free Bond Fund:

SAI – Under the “Investment Advisory and Other Services – Shareholder Servicing Plan” section: The first paragraph and table are deleted and replaced in their entirety with the following:
The Trust’s Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the Schwab Tax-Free Bond Fund and Schwab California Tax-Free Bond Fund. The Plan enables the funds to bear expenses relating to the provision by financial intermediaries, including Schwab (together, service providers), of certain shareholder services to the current shareholders of the funds. Effective July 1, 2022, pursuant to the Plan, each fund is subject to an annual shareholder servicing fee, up to the amount set forth below:
Fund	Shareholder Servicing Fee
Schwab Tax-Free Bond Fund	0.15%
Schwab California Tax-Free Bond Fund	0.15%
Prior to July 1, 2022, pursuant to the Plan, each fund was subject to an annual shareholder servicing fee, up to the amount set forth below:
Fund	Shareholder Servicing Fee
Schwab Tax-Free Bond Fund	0.25%
Schwab California Tax-Free Bond Fund	0.25%
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
REG118286-00 (06/22)
00275609